Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-1A

	7/31/06	8/31/06	9/30/06	10/31/06	11/30/06	12/31/06
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	10,418	(90,242)	2,752	291	(585)	816
Investment securities, at market	2,208,803	2,158,846	1,968,477	1,932,805	1,921,375	1,807,249
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	2,279,221	2,128,604	2,031,229	1,993,096	1,980,790	1,868,065

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	8,830,983	8,830,983	8,830,983	11,691,065	11,691,065	11,691,065
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	30,330,983	30,330,983	30,330,983	33,191,065	33,191,065	33,191,065

TOTAL ASSETS	32,610,204	32,459,587	32,362,212	35,184,161	35,171,855	35,059,130

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted January 8, 2007	Signed /s/ Gary N. Thompson	Printed Name of Signatory Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-1B

	7/31/06	8/31/06	9/30/06	10/31/06	11/30/06	12/31/06
LIABILITIES:
Post-Petition debt (Sched. C)	48,619	82,589	38,273	65,544	103,765	18,603
Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,204,933	138,238,903	138,194,587	138,221,858	138,260,079	138,174,917

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(553,933)	(738,520)	(791,579)	2,003,099	1,952,572	1,925,009

TOTAL SHAREHOLDERS EQUITY	(105,594,729)	(105,779,316)	(105,832,375)	(103,037,697)	(103,088,224)	(103,115,787)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	32,610,204	32,459,587	32,362,212	35,184,161	35,171,855	35,059,130

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-2

STATEMENT OF INCOME

	7/31/06	8/31/06	9/30/06	10/31/06	11/30/06	12/31/06
REVENUE:
Net investment income	9,758	9,689	8,436	8,897	8,211	7,667
Net realized gain	0	0	0	0	0	0
Other	9,870	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(6,618)	(6,618)	(6,610)	(6,498)	(6,498)	(6,498)
Board fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(1,048)	(185,664)	(38,990)	(49,827)	(50,240)	(26,690)
Accounting fees and expenses	(1,940)	0	0	(11,978)	0	0
Insurance	0	0	0	0	0	0
Franchise taxes	0	0	(13,500)	0	0	0
Filing fees and expenses	(3,463)	(1,955)	(2,333)	(5,974)	(1,994)	(1,957)
Miscellaneous	(13)	(39)	(62)	(24)	(5)	(86)

NET OPERATING INCOME / LOSS	6,546	(184,587)	(53,059)	(65,404)	(50,526)	(27,564)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	(103,867)	0	0	2,388,299	0	0
Equity in unrealized losses of securities of AIC	(33,211)	0	0	471,783	0	0

TOTAL OTHER INCOME (EXPENSE)	(137,078)	0	0	2,860,082	0	0

NET INCOME (LOSS)	(130,532)	(184,587)	(53,059)	2,794,678	(50,526)	(27,564)

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-3

SOURCES AND USE OF CASH

	7/31/06	8/31/06	9/30/06	10/31/06	11/30/06	12/31/06
CASH DIFFERENCE:
Current ending cash balance	10,418	(90,242)	2,752	291	(585)	816
Less ending prior month balance	(1,089)	(10,418)	90,242	(2,752)	(291)	585

NET CASH INCREASE (DECREASE)	9,329	(100,660)	92,994	(2,461)	(876)	1,401

SOURCES OF CASH:
Net income (loss)	(130,532)	(184,587)	(53,059)	2,794,678	(50,526)	(27,564)
Equity in earnings and unrealized losses of AIC	137,078	0	0	(2,860,082)	0	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	8,951	49,957	190,369	35,672	11,430	114,127
Increase in:
Post- petition debt	0	33,970	0	27,271	38,220	0
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	15,497	(100,660)	137,310	(2,461)	(876)	86,563

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	(6,168)	0	(44,316)	0	0	(85,162)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(6,168)	0	(44,316)	0	0	(85,162)

NET CASH INCREASE (DECREASE)	9,329	(100,660)	92,994	(2,461)	(876)	1,401

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	SCHEDULE C

SCHEDULE OF POST PETITION

	7/31/06	8/31/06	9/30/06	10/31/06	11/30/06	12/31/06
TRADE ACCOUNTS PAYABLE	48,619	82,589	38,273	65,544	103,765	18,603
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	48,619	82,589	38,273	65,544	103,765	18,603